Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated February 1, 2013

to the Statutory and Summary Prospectuses Dated January 28, 2013

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses for the Small Cap Value Fund (the “Fund”).

Effective immediately, the following changes are made to the Fund’s Statutory and Summary Prospectuses.

The Fund’s Annual Average Total Returns table is replaced as follows:

	1 Year	Since Inception 7/14/2008
Class A
Return before taxes	13.07%	15.41%
Return after taxes on distributions	10.30%	12.97%
Return after taxes on distributions and sale of fund shares	9.01%	12.11%
Class C	16.85%	16.13%
Index
Russell 2000 Value Index (reflects no deductions for fees, expenses, or taxes)	18.05%	6.90%

Please Retain This Supplement for Future Reference